________________________________________________________________________________
________________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                             -------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  June 26, 1998 (June 19, 1998)
                                                   ----------------------------


                               XTRA Corporation
                       ----------------------------------
               (Exact name of Registrant as Specified in Charter)

     DELAWARE                          1-7654              06-0954158
     --------                          ----------------    ------------------
     (State or Other Jurisdiction      (Commission File    (I.R.S. Employer
     of Incorporation)                 Number)             Identification No.)



               60 State Street, Boston, MA                    02109
               ----------------------------------------       --------
               (Address of Principal Executive Offices)       (Zip Code)


                                  (617) 367-5000
               -------------------------------------------------
              (Registrant's telephone number including area code)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Item 5.  Other Events.
------

       On June 19, 1998, XTRA Corporation (the "Company") and Wheels MergerCo LLC ("MergerCo"), a Delaware limited liability company newly formed by (i) Apollo Management IV, L.P., on behalf of its managed funds, ("Apollo") and (ii) Interpool, Inc. ("Interpool") and Interpool's affiliate, Atlas Capital Partners LLC ("Atlas") (collectively, together with Apollo, the "Investors") entered into an Agreement and Plan of Merger and Recapitalization, dated as of June 18, 1998 (the "Merger Agreement"), pursuant to which MergerCo will, subject to the terms and conditions of the Merger Agreement, merge with and into the Company (the "Merger"). The Company will be the surviving corporation in the Merger. The Merger Agreement is filed herewith as Exhibit 2.1 and is incorporated by reference herein.

       The Merger Agreement provides that the owner of each outstanding share of common stock, par value $.50 per share, of the Company (the "Company Common Stock") can elect either to receive $65.00 in cash for that share or to retain that share. This election is subject to proration so that upon consummation of the Merger, 500,000 shares of Company Common Stock (approximately 3.3% of the currently outstanding shares) will be retained by existing shareholders and the balance will be exchanged for cash.

       MergerCo has received and provided the Company with (i) an executed commitment letter from Apollo to fund $292.5 million in equity capital (less any monies contributed by Atlas or its affiliates), and (ii) executed commitment letters from certain financial institutions with respect to senior secured and subordinated debt financing. All interests in MergerCo issued and outstanding immediately prior to the Merger shall be converted into 4,500,000 shares of Company Common Stock. Following the Merger, the Investors expect to own approximately 90% of the outstanding Company Common Stock.

       The Merger Agreement includes provisions prohibiting the Company from actively soliciting another acquisition proposal, and provides for the payment of a fee of $35 million and the reimbursement of expenses up to $5 million to the Investors, as designated by MergerCo, in the event of termination of the Merger Agreement under certain circumstances (generally requiring the existence of a competing third-party offer or transaction).

       Following the Merger, the Company Common Stock will not be listed on any national securities exchange or quoted on The NASDAQ Stock Market Inc.'s National Market. Pursuant to the Merger Agreement, the Company has agreed not to declare or pay any dividends prior to the consummation of the Merger. The Merger Agreement has been approved by the respective boards of the Company and MergerCo, and is subject to certain conditions, including the approval of the Company's shareholders at a meeting to be held as soon as practicable, the expiration of antitrust regulatory waiting periods, qualification of the transaction as a recapitalization for financial reporting purposes, and the completion of financing arrangements.

       Concurrently with the execution of the Merger Agreement, MergerCo and certain individuals and entities (each a "Stockholder"), who hold in the aggregate approximately 43.5% of the outstanding Company Common Stock, entered into voting agreements dated as of June 18, 1998 (the "Voting Agreements"). Pursuant to the Voting Agreements, each Stockholder irrevocably agreed to vote all the shares of Company Common Stock held by it in favor of the approval and adoption of the Merger Agreement and the transactions contemplated thereby. The Voting Agreements are filed herewith as Exhibits 9.1 through 9.5 and are incorporated by reference herein.

       On June 19, 1998, the Company issued a press release (the "Press Release") announcing the execution of the Merger Agreement. The Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.
------

       (c)  The following exhibits are filed with this report:

       2.1. Agreement and Plan of Merger and Recapitalization dated as of June 18, 1998 by and between Wheels MergerCo LLC and XTRA Corporation.

       9.1. Voting Agreement dated as of June 18, 1998 by and between Wheels MergerCo LLC and Jaguar Fund N.V.

       9.2. Voting Agreement dated as of June 18, 1998 by and between Wheels MergerCo LLC and Lion L.P.

       9.3. Voting Agreement dated as of June 18, 1998 by and between Wheels MergerCo LLC and Portfolio Investors, L.P.

       9.4. Voting Agreement dated as of June 18, 1998 by and between Wheels MergerCo LLC and Puma.

       9.5. Voting Agreement dated as of June 18, 1998 by and between Wheels MergerCo LLC and Tiger.

      99.1.    Press Release of XTRA Corporation dated June 19, 1998.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    XTRA Corporation



                                    By: /s/ Robert B. Blakeley
                                       _________________________________________
                                         Robert B. Blakeley
                                         Vice President and Controller



DATED:  June 26, 1998

                                 EXHIBIT INDEX
                                 -------------

      Exhibit No.    Description
      -----------    -----------

A     2.1.           Agreement and Plan of Merger and Recapitalization dated as of June 18, 1998 by and between Wheels MergerCo LLC and
                     XTRA Corporation.

B     9.1.           Voting Agreement dated as of June 18, 1998 by and between
                     Wheels MergerCo LLC and Jaguar Fund N.V.

C     9.2.           Voting Agreement dated as of June 18, 1998 by and between
                     Wheels MergerCo LLC and Lion L.P.

D     9.3.           Voting Agreement dated as of June 18, 1998 by and between
                     Wheels MergerCo LLC and Portfolio Investors, L.P.

E     9.4.           Voting Agreement dated as of June 18, 1998 by and between
                     Wheels MergerCo LLC and Puma.

F     9.5.           Voting Agreement dated as of June 18, 1998 by and between
                     Wheels MergerCo LLC and Tiger.

G    99.1.           Press Release of XTRA Corporation dated June 19, 1998.